Palm Valley Capital Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2022

	Shares	Value

COMMON STOCKS - 19.98%
Agencies, Brokerages, and Other Insurance Related Activities - 3.33%
Crawford & Company, Class A	481,763	$3,642,128
Crawford & Company, Class B	52,723	384,351
		4,026,479
Agriculture, Construction, and Mining Machinery - 0.37%
Gencor Industries, Inc. (a)	44,052	452,855

Computer Systems Design Services and Related Services - 3.14%
Amdocs Ltd.	46,064	3,786,921

Food-Meat Products - 1.67%
WH Group Ltd. - ADR	161,539	2,021,661

General Freight Trucking - 0.65%
Heartland Express, Inc.	55,365	778,985

Motor Vehicle Body and Trailer Manufacturing - 0.31%
Miller Industries Inc.	13,286	374,134

Oil and Gas Extraction - 0.93%
Coterra Energy, Inc.	41,418	1,117,043

Precious Metals - 6.68%
Alamos Gold, Inc., Class A	58,870	495,685
Osisko Gold Royalties Ltd. (b)	81,706	1,077,702
Sprott Physical Gold Trust (a)(b)	152,871	2,349,627
Sprott Physical Silver Trust (a)(b)	472,784	4,146,316
		8,069,330
Support Activities for Oil & Gas Operations - 1.42%
Natural Gas Services Group, Inc. (a)	143,835	1,713,075

Used Merchandise Stores - 0.02%
EZCORP, Inc., Class A (a)	3,871	23,381

Utility System Construction - 0.53%
Preformed Line Products Co.	10,085	639,591

Water Sewage and Other Systems - 0.93%
Vidler Water Resouces, Inc. (a)	72,854	1,124,866

TOTAL COMMON STOCKS
(Cost $22,825,129)		24,128,321

	Shares
SHORT TERM INVESTMENTS - 79.93%
Money Market Fund - 47.56%
First American Treasury Obligations Fund, Class X, 0.22% (c)(d)
Total Money Market Fund	57,427,387	57,427,387

	Principal Amount
U.S. Treasury Bills - 32.37%
Maturity Date: 7/21/2022, Yield to Maturity 0.29%	$30,292,000	30,230,823
Maturity Date: 9/15/2022 , Yield to Maturity 0.90%	8,885,000	8,846,813
Total U.S. Treasury Bills		39,077,636

Total Short-Term Investments		96,505,023
(Cost $96,524,225)

TOTAL INVESTMENTS
(Cost $119,349,354) - 99.91%		120,633,344
Other Assets in Excess of Liabilities - 0.09%		110,229
Total Net Assets - 100.00%		$120,743,573

(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day effective yield as of March 31, 2022.
(d)	Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including financial statements, is available from the SEC's EDGAR database at www.sec.gov
ADR	American Depository Receipt

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s net asset value (“NAV”) is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of March 31, 2022:

	Investments at Fair Value(1)	Level 1	Level 2	Level 3	Total
	Assets
	Common Stocks	$24,128,321	$-	$-	$24,128,321
	Short-Term Investments	57,427,387	39,077,636	-	96,505,023
		$81,555,708	$39,077,636	$-	$120,633,344

(1)	Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

	During the period ended March 31, 2022, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.